                                                             Exhibit (h)(16)(f)

                               AMENDMENT NO. 15
                                    To The
                            PARTICIPATION AGREEMENT
                                     Among
                       VAN KAMPEN LIFE INVESTMENT TRUST,
                            VAN KAMPEN FUNDS INC.,
                       VAN KAMPEN ASSET MANAGEMENT INC.,
                                      And
                 AMERICAN GENERAL LIFE INSURANCE COMPANY, AND
                 AMERICAN GENERAL EQUITY SERVICES CORPORATION

   WHEREAS, American General Life Insurance Company, and American General Equity Services Corporation (hereinafter collectively the "Company"), Van Kampen Life Investment Trust ("Fund"), Van Kampen Funds Inc. ("Underwriter") and Van Kampen Asset Management Inc. ("Adviser") have previously entered into a Participation Agreement dated January 24, 1997 ("Agreement"); and

   WHEREAS, each of the parties hereto desires to amend and restate Schedule A and Schedule B to the Agreement.

   NOW, THEREFORE, each of the parties hereby amends the Agreement as follows:

   1. Schedule A is hereby amended and restated, and replaced in its entirety by Schedule A attached hereto.

   2. Schedule B is hereby amended and restated, and replaced in its entirety by Schedule B attached hereto.

   3. All capitalized terms used in this Amendment No. 15 shall have the meaning assigned in the Agreement. Except as set forth in this Amendment No. 15, no other modifications or changes are made to the Agreement.

   4. This Amendment No. 15 may be executed in one or more counterparts, each of which shall be deemed an original and all of which together will be deemed one and the same document.

                 [remainder of page intentionally left blank]

   IN WITNESS WHEREOF, each of the parties has caused this Amendment No. 15 to be executed in their names and on their behalf and through their duly authorized offices, effective as of this 1st day of December, 2008.

AMERICAN GENERAL LIFE INSURANCE COMPANY

By:       ------------------------------
Name:     ------------------------------
Title:    ------------------------------

Attest:   ------------------------------
Name:     ------------------------------
Title:    ------------------------------

[CORPORATE SEAL]

AMERICAN GENERAL EQUITY SERVICES CORPORATION

By:       ------------------------------
Name:     ------------------------------
Title:    ------------------------------

Attest:   ------------------------------
Name:     ------------------------------
Title:    ------------------------------

[CORPORATE SEAL]

VAN KAMPEN LIFE INVESTMENT TRUST

By:       ------------------------------
Name:     ------------------------------
Title:    ------------------------------

VAN KAMPEN FUNDS INC.

By:       ------------------------------
Name:     ------------------------------
Title:    ------------------------------

VAN KAMPEN ASSET MANAGEMENT INC.

By:       ------------------------------
Name:     ------------------------------
Title:    ------------------------------

                                  SCHEDULE A

                        SEPARATE ACCOUNTS AND CONTRACTS

Name of Separate Account and             Form Numbers and Names of Contracts
Date Established by Board of Directors   Funded by Separate Account
--------------------------------------   -----------------------------------------

American General Life Insurance          Contract Form Nos.:
Company Separate Account D               95020 Rev 896
Established: November 19, 1973           95021 Rev 896
                                         Name of Contract:
                                         Generations Combination Fixed and
                                         Variable Annuity Contract

                                         Contract Form Nos.:
                                         91010
                                         91011
                                         93020
                                         93021
                                         Name of Contract:
                                         Variety Plus Combination Fixed and
                                         Variable Annuity Contract

                                         Contract Form Nos.:
                                         74010
                                         74011
                                         76010
                                         76011
                                         80010
                                         80011
                                         81010
                                         81011
                                         83010
                                         83011
                                         Name of Contract: None

                                         Contract Form Nos.:
                                         98020
                                         Name of Contract:
                                         Platinum Investor Variable Annuity
                                         Contract

                                         Contract Form No.:
                                         03017
                                         Name of Contract:
                                         Platinum Investor Immediate Variable
                                         Annuity

                                  SCHEDULE A

                        SEPARATE ACCOUNTS AND CONTRACTS
                                  (CONTINUED)

Name of Separate Account and             Form Numbers and Names of Contracts
Date Established by Board of Directors   Funded by Separate Account
--------------------------------------   -----------------------------------------

American General Life Insurance          Contract Form Nos.:
Company Separate Account VL-R            97600
Established: May 6, 1997                 97610
                                         Name of Contract:
                                         Platinum Investor I and Platinum Investor
                                         II Flexible Premium Variable Life
                                         Insurance Policies

                                         Contract Form Number:
                                         99301
                                         Name of Contract:
                                         Corporate America-Variable
                                         Life Insurance Policy

                                         Contract Form Number:
                                         99206
                                         Name of Contract:
                                         Platinum Investor Survivor VUL

                                         Contract Form Number:
                                         01206
                                         Name of Contract:
                                         Platinum Investor Survivor II VUL

                                         Contract Form Number:
                                         99615
                                         Name of Contract:
                                         The One VUL Solution

                                         Contract Form Number:
                                         99616
                                         Name of Contract:
                                         AG Legacy Plus VUL

                                         Contract Form Number:
                                         00600
                                         Name of Contract:
                                         Platinum Investor III
                                         Flexible Premium Variable
                                         Life Insurance Policy

                                  SCHEDULE A

                        SEPARATE ACCOUNTS AND CONTRACTS
                                  (CONTINUED)

Name of Separate Account and             Form Numbers and Names of Contracts
Date Established by Board of Directors   Funded by Separate Account
--------------------------------------   -----------------------------------------
                                         Contract Form Number:
                                         02600
                                         Name of Contract:
                                         Platinum Investor PLUS
                                         Flexible Premium Variable
                                         Life Insurance Policy

                                         Contract Form Number:
                                         03601
                                         Name of Contract:
                                         Platinum Investor FlexDirector Flexible
                                         Premium Variable Life Insurance Policy

                                         Contract Form Number:
                                         04604
                                         Name of Contract:
                                         Platinum Investor IV Flexible Premium
                                         Variable Life Insurance Policy

                                         Contract Form Number:
                                         05604
                                         Name of Contract:
                                         Platinum Investor VIP Flexible Premium
                                         Variable Universal Life Insurance Policy

                                         Contract Form Number:
                                         99301
                                         Name of Contract:
                                         AIG Corporate Investor VUL
                                         Variable Life Insurance Policy

                                         Contract Form Number:
                                         07704
                                         Name of Contract:
                                         AIG Income Advantage VUL
                                         Variable Life Insurance Policy

                                         Contract Form Number:
                                         07921
                                         Name of Contract:
                                         AIG Protection Advantage VUL
                                         Variable Life Insurance Policy

                                  SCHEDULE A

                        SEPARATE ACCOUNTS AND CONTRACTS
                                  (CONTINUED)

Name of Separate Account and             Form Numbers and Names of Contracts
Date Established by Board of Directors   Funded by Separate Account
--------------------------------------   -----------------------------------------

                                         Contract Form Number:
                                         08704
                                         Name of Contract:
                                         AIG Income Advantage Select
                                         Variable Life Insurance Policy

                                         Contract Form Number:
                                         08921
                                         Name of Contract:
                                         Survivor Advantage(SM)
                                         Joint and Last Survivor Flexible Premium
                                         Variable Universal Life Insurance Policy

                                         Contract Form Number:
                                         08301
                                         Name of Contract:
                                         Corporate Investor Select(SM)
                                         Joint and Last Survivor Flexible Premium
                                         Variable Universal Life Insurance Policy

                                  SCHEDULE B

           PARTICIPATING VAN KAMPEN LIFE INVESTMENT TRUST PORTFOLIOS

Capital Growth Portfolio - Class I Shares (formerly Strategic Growth Portfolio-Class I Shares)
Enterprise Portfolio - Class I Shares
Government Portfolio - Class I Shares
Growth and Income Portfolio - Class I Shares
Money Market Portfolio - Class I Shares